UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois		60008-4050
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 3, 2025, Arthur J. Gallagher & Co. (the “Company”) entered into an amendment and restatement to its Credit Agreement, dated as of June 22, 2023 (as so amended and restated, the “A&R Credit Agreement”), with Bank of America, N.A., as administrative agent, L/C issuer and swing line lender, and the other lenders and L/C issuers party thereto. The amendment and restatement, among other things, extended the maturity date of the A&R Credit Agreement from June 22, 2028 to April 3, 2030, increased the commitment from $1,700,000,000 to $2,500,000,000 (including a $75,000,000 letter of credit sub-facility and a $250,000,000 Euro swingline sub-facility) and updated the facility fee and applicable margin as determined by reference to the rating of the Company’s long-term senior unsecured debt. The Company may also, upon the agreement of either one or more then-existing lenders or of additional banks not currently party to the A&R Credit Agreement, increase the commitments under the A&R Credit Agreement up to $3,000,000,000. Other material terms, including financial ratios and all-in drawn pricing, were not changed by the A&R Credit Agreement.

The foregoing summary of the A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Credit Agreement, filed herewith as Exhibit 4.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

10.1	Amended and Restated Credit Agreement, dated as of April 3, 2025, by and among Arthur J. Gallagher & Co., as borrower, Bank of America, N.A., as administrative agent, L/C issuer and swing line lender, and the lenders and other L/C issuers party thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2025	Arthur J. Gallagher & Co.

/s/ WALTER D. BAY
Walter D. Bay
Vice President, General Counsel and Secretary